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Exhibit 99.02



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the Quarterly Report of Click2learn, Inc., on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, John D. Atherly , Chief Financial Officer of Click2learn, Inc., certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

           (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Click2learn, Inc.


Dated: August 14, 2002




/s/ John D. Atherly
--------------------------------------
John D. Atherly
Chief Financial Officer